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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 29, 2001


                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                     333-56240                13-3633241
-----------------------------        -----------           ---------------------
(State or Other Jurisdiction        (Commission            (I.R.S. Employer
of Incorporation)                   File Number)           Identification No.)


 245 Park Avenue
 New York, New York                                             10167
 ------------------                                             ---------
 (Address of Principal                                          (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (212) 272-2000



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                                       -2-

Item 5.   Other Events.
          ------------

          On or about May 31, 2001, the Registrant will cause the issuance and sale of approximately $100,740,400 initial principal amount of Bear Stearns ARM Trust 2001-4, Mortgage Pass-Through Certificates, Series 2001-4 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of May 1, 2001, among the Registrant, as seller, Bank One, National Association, as trustee, EMC Mortgage Corporation, and Wells Fargo Bank Minnesota, National Association, as master servicer and as securities administrator.

          In connection with the sale of the Series 2001-4, Class I-A, Class II-A, Class R-I, Class R-II, Class B-1, Class B-2 and Class B-3 Certificates (the "Underwritten Certificates"), the Registrant has been advised by Bear, Stearns & Co. Inc. (the "Underwriter"), that the Underwriter has furnished to prospective investors certain computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-56240, which Computational Materials are being filed as exhibits to this report.

          The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

          The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

          In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.






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                                       -3-


Item 7.   Financial Statements, PRO FORMA Financial Information and Exhibits
          ------------------------------------------------------------------

     (a)  Financial Statements.
          --------------------

          Not applicable.

     (b)  PRO FORMA Financial Information.
          -------------------------------

          Not applicable.

     (c)  Exhibits
          --------



                  ITEM 601(A) OF
                  REGULATION S-K
EXHIBIT NO.        EXHIBIT NO.                           DESCRIPTION
-----------        -----------                           -----------
     1                  99                        Computational Materials--
                                                  Computational Materials (as
                                                  defined in Item 5) that have
                                                  been provided by the
                                                  Underwriter to certain
                                                  prospective purchasers of Bear
                                                  Stearns ARM Trust 2001-4,
                                                  Mortgage Pass-Through
                                                  Certificates, Series 2001-4
                                                  (filed in paper pursuant to
                                                  the automatic SEC exemption
                                                  pursuant to Release 33-7427,
                                                  August 7, 1997)




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                                       -4-

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                          STRUCTURED ASSET MORTGAGE
                                          INVESTMENTS INC.

                                          By:/s/ Sara Bonesteel
                                             -----------------------------------
                                          Name:   Sara Bonesteel
                                          Title:  Vice President




Dated: June 1, 2001

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                          STRUCTURED ASSET MORTGAGE
                                          INVESTMENTS INC.

                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:




Dated: _________, 2001

                                  EXHIBIT INDEX



                         Item 601(a) of          Sequentially
                         Regulation S-K          Numbered
Exhibit Number           Exhibit No.             Description               Page
--------------           -----------             -----------               ----
1                        99                      Computational             8
                                                 Materials




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                                       -6-

                                   EXHIBIT 99